THE ENTERPRISE GROUP OF FUNDS, INC.

       SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 1996





                                            January 21, 1997


The following  information  supplements  "Buying  Y  Class
Shares" which appears on page 38 of the prospectus.


                FOR CLASS Y SHAREHOLDERS ONLY


Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trust, certain wrap account clients of broker/dealers or other financial institutional buyer. Wrap account clients of broker/dealers are offered Class Y shares at a lower minimum purchase amount.